UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2010
The Meridian Resource Corporation
(Exact Name of Registrant as Specified in Charter)

Texas	1-10671	76-0319553
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1401 Enclave Parkway, Suite 300
Houston, Texas 77077
(Address of Principal Executive Offices) (Zip Code)
281-597-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Agreement with Shell Oil Company
As previously reported, over the last several years, claims have been advanced by various landowners and/or regulators against The Meridian Resource Corporation (the “Company”) (along with numerous other oil companies) concerning several fields in which the Company has had operations. In these claims the landowners, or regulators, seek, or have sought, through litigation injunctive and other relief, including unspecified amounts in both actual and punitive damages, for alleged breaches of mineral leases and alleged failure to restore the plaintiffs’ lands from alleged contamination and otherwise from the Company’s oil and natural gas operations. The Company originally acquired these fields from Shell Oil Company and SWEPI LP (together, “Shell”) in the late 1990s pursuant to two acquisition agreements. Landowners and/or regulators have also advanced similar claims against Shell concerning these fields and Shell has demanded contractual indemnity and defense from the Company based upon the terms of the two acquisition agreements. On December 9, 2008 Shell sent the Company a letter reiterating its demand for indemnity and initiated formal arbitration proceedings on May 11, 2009.
On January 11, 2010, the Company and Shell entered into a Compromise and Settlement Agreement (the “Settlement Agreement”) regarding the Shell indemnity claims under the two acquisition agreements related to the fields. Under the terms of the Settlement Agreement, the Company will (a) make a cash payment to Shell of $5 million in five annual payments of $1 million each, the first $1 million payment being payable upon the earlier of April 1, 2010 or the closing of a sale of the assets or equity interest in the Company to a third party (the transactions contemplated by the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 22, 2009, among the Company, Alta Mesa Holdings, LP (“Alta Mesa”) and Alta Mesa Acquisition Sub, LLC (the “Merger”) qualifies as such a sale transaction), with subsequent annual installments of $1 million to be made on January 4 of each of the following four years; (b) convey to Shell certain acreage in Terrebonne Parish, Louisiana, which acreage is nonproducing and which has no Company oil or gas reserves associated with it; (c) plug and abandon certain wells and remediate certain acreage located in Louisiana in due course; and (d) release Shell from indemnity claims under the two acquisition agreements related to the fields. In consideration for the foregoing, Shell agreed to release the Company from any indemnity claim arising from any current or historical claim against Shell, and to release Meridian’s indemnity obligation with respect to any future claim on all but a small subset of the properties acquired pursuant to the acquisition agreements related to the fields. The releases of claims become effective upon the initial $1 million cash payment to Shell and the conveyance to Shell of the Terrebonne Parish acreage, which are expected to occur at the closing of the Merger.
The execution of the Settlement Agreement is a condition to the closing of the Merger.
Forbearance and Amendment Agreement
In connection with the execution of the Merger Agreement, on December 22, 2009, the Company and certain of its subsidiaries entered into the Eleventh Amendment to Forbearance and Amendment Agreement (the “Eleventh Forbearance Amendment”), which amended the Forbearance and Amendment Agreement with Fortis Capital Corp., as administrative agent, and the other lenders (collectively, the “Lenders”) and agents party to the Company’s Amended and Restated Credit Agreement, dated as of December 23, 2004, as amended by the First Amendment to Credit Agreement dated as of February 25, 2008, and further amended by the Second Amendment to Credit Agreement dated as of December 19, 2008. Among other things, the Eleventh Forbearance Amendment provided that forbearance was conditioned on the Company having filed with the Securities and Exchange Commission by January 15, 2010 the Company’s proxy statement with respect to the Merger. On January 13, 2010, the Lenders agreed to extend that deadline to January 22, 2010.
Additional Information Regarding the Merger and Where to Find It
The proposed Merger will be submitted to the Company’s shareholders for their consideration, and the Company will file a proxy statement to be used to solicit shareholder approval of the proposed Merger, as well as other relevant documents concerning the proposed Merger with the SEC. The Company’s shareholders are urged to read the proxy statement regarding the proposed Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings with the SEC containing information about the Company, at the SEC’s website at www.sec.gov. Copies of the proxy statement can also be obtained, when available, without charge, by directing a request to The Meridian Resource Corporation, Investor Relations, 1401 Enclave Parkway, Suite 300, Houston, Texas 77077 or at the Company’s Investor Relations page on its corporate website at www.tmrx.com.
Participant Information
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Merger. Certain information regarding the participants and their interests in the solicitation is set forth in the Form 10-K filed by the Company with the SEC on March 16, 2009, and amended on Form 10-K/A on April 30, 2009, both of which are available free of charge from the SEC and the Company at their websites as indicated above. Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed Merger that will be filed by the Company with the SEC and which will be available free of charge from the SEC and the Company at their websites, as indicated above.
Forward-Looking Statements
Statements identified by the words “expects,” “plans,” and certain of the other foregoing statements may be deemed “forward-looking statements.” Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties regarding the transactions described that may cause actual future activities and results to be materially different from those suggested or described in this report. Risks and uncertainties regarding the transactions include the possibility that the closing of the Merger does not occur, either due to the failure of closing conditions, including the approval of the shareholders of the Company, rights of the parties to terminate the merger agreement, or other reasons, risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger, the outcome of legal proceedings that have been, or may be, initiated against the Company related to the Merger and the amount of the costs, fees, expenses and charges related to the Merger. Other risks relating to the Company are described in the Company’s documents and reports, available from the U.S. Securities and Exchange Commission, including the report filed on Form 10-K, as amended, for the year ended December 31, 2008 and any updates to those factors set forth in our subsequent Quarterly Reports on Form 10-Q, including risks associated with our default under our credit facility and other lending arrangements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Meridian Resource Corporation (Registrant)
By:	/s/ Lloyd V. DeLano
Lloyd V. DeLano
Senior Vice President and Chief Accounting Officer

Date: January 14, 2010

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